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                                                                      EXHIBIT 23

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statements of Moore-Handley, Inc. listed below of our report dated March 1, 2002, with respect to the financial statements of Moore-Handley, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

                  Form S-8 Registration Statement No. 333-60406
                  Form S-8 Registration Statement No. 333-59611

                                       /s/ Ernst & Young LLP

Birmingham, Alabama
March 25, 2002


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